Exhibit 10.141

FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “First Amendment”) is made and entered into as of the 2nd day of October, 2008, by and among by the selling parties identified on Seller Information Schedule attached as Schedule 1 to the Agreement (as that term is defined below) each having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a “Seller” and collectively “Sellers”), and JRK BIRCHMONT ADVISORS, LLC, a Delaware limited liability company and JRK PROPERTY HOLDINGS, INC., a California corporation, each having a principal address at 11766 Wilshire Boulevard, Suite 1450, Los Angeles, California 90025 (collectively as “Purchaser”), or its permitted assignee or assignees as provided in Section 14.4 of the Agreement, and is joined by AIMCO PROPERTIES, L.P., a Delaware limited partnership (the “Guarantor”).

RECITALS

A.        Sellers and Purchaser are parties to that certain Agreement for Purchase and Sale and Joint Escrow Instructions, dated September 29, 2008 (the “Agreement”) pertaining to the purchase and sale of those certain real properties located in Georgia more particularly described on Exhibits A-1 through A-2 attached to the Agreement (the “Properties”).  In connection with the Agreement, Guarantor guaranteed certain payment obligations of the Sellers under the terms of the Agreement, as set forth therein.

B.         Sellers and Purchaser intend to modify the Agreement in certain respects, as more particularly set forth hereinafter.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Purchaser hereby agree as follows:

1.                  Capitalized Terms.  All capitalized terms and phrases used herein but not otherwise defined shall have the same meanings given to them in the Agreement.

2.                  Amendment of Seller Information Schedule.  The Seller Information Schedule, attached as Schedule 1 to the Agreement, is hereby amended and superceded by the Revised Seller Information Schedule attached to this First Amendment as Schedule 1-A.  The Revised Seller Information Schedule corrects a typographical error in the column listed “Applicable Share of Deposit”.

3.                  Counterparts.  This First Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same Amendment.  It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes at least one counterpart.

4.                  Ratification.  Except as expressly set forth in this First Amendment, all other terms and conditions of the Agreement shall remain unmodified, the same being ratified, confirmed and republished hereby.

5.                  Governing Law.  This First Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

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NOW, THEREFORE, the parties hereto have executed this First Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions as of the date first set forth above.

Sellers:

BELMONT PLACE APARTMENTS:

FOOTHILL CHIMNEY ASSOCIATES LIMITED PARTNERSHIP, a Georgia limited partnership

By:       CONCAP EQUITIES, INC., a Delaware                    corporation,

            its general partner

            By:  /s/Brian J. Bornhorst

            Name: Brian J. Bornhorst

            Title:  Vice President

LAUREL HILLS PRESERVE APARTMENTS:	AMBASSADOR IV, L.P., a Delaware limited partnership By: AMBASSADOR IV, INC., a Delaware corporation, its general partner By: /s/Brian J. Bornhorst Name: Brian J. Bornhorst Title: Vice President

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Purchaser:

JRK PROPERTY HOLDINGS, INC.,
a California corporation

By:  /s/Jay Schulman
 Name:  Jay Schulman
 Title:  President

JRK BIRCHMONT ADVISORS LLC,
a Delaware limited liability company

By:   JRK Birchmont Capital Partners LLC,
a California limited liability company,
its Managing Member

By:   JRK Property Holdings, Inc.,
a California corporation,
its Manager

By:  /s/Jay Schulman
 Name:  Jay Schulman
 Title:  President

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CONSENT AND JOINDER OF AIMCO PROPERTIES, L.P.

AIMCO Properties, L.P., a Delaware limited partnership and Guarantor of the payment obligations of Sellers under the terms of the Agreement, hereby (a) consents to the terms of the foregoing First Amendment, and (b) ratifies, confirms, reaffirms, and acknowledges its obligations under the Agreement and that certain Guaranty dated September 29, 2008 executed in connection with the Agreement.

AIMCO PROPERTIES, L.P.
a Delaware limited partnership

By:       AIMCO-GP, Inc.,

            a Delaware corporation,

            its General Partner

            By:  /s/Brian J. Bornhorst

            Name: Brian J. Bornhorst

            Title:  Vice President